Supplement to the John Hancock Growth Funds Prospectus dated March 1, 1997


On page 14, the "Portfolio Management" section has been changed for Special Opportunities Fund as follows:

Barbara C. Friedman, CFA, is leader of the fund's portfolio management team. A senior vice president of the Adviser, Ms. Friedman has been a member of the management team since joining John Hancock Funds in January 1998. Ms. Friedman has been in the investment business since 1973.


January 26, 1998